EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
 PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Song Jinan, Chief Executive Officer (principal executive officer) of China-Biotics, Inc. (the "Registrant"), certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2008 of the Registrant (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Song Jinan
Song Jinan
Chief Executive Officer
November 10, 2008